Exhibit 10.3

APOLLO GOLD CORPORATION

- and -

APOLLO GOLD, INC.

- and -

THE CANADA TRUST COMPANY

December 13, 2004

FIRST SUPPLEMENTAL INDENTURE

to

TRUST INDENTURE PROVIDING FOR THE ISSUE OF UP TO U.S.$12,500,000 IN PRINCIPAL AMOUNT OF 12% SERIES 2004-B CONVERTIBLE SECURED DEBENTURES

Fogler, Rubinoff LLP

WHEREAS Apollo Gold Corporation (the "Corporation"), Apollo Gold, Inc. ("AGI") and The Canada Trust Company (the "Trustee") have entered into a trust indenture (the "Trust Indenture") dated November 4, 2004, providing for the issue of up to U.S.$12,500,000 in principal amount of 12% series 2004-B convertible secured debentures (the "Debentures");

AND WHEREAS pursuant to section 14.1(e) of the Trust Indenture, the Corporation, AGI and the Trustee desire to alter the conversion provisions of the Debenture that may be issued to RAB Special Situations LP or its successors or any of their respective nominees (collectively, "RAB") and make a modification to the form of Debenture that may be issued to RAB (the "RAB Debenture");

AND WHEREAS capitalized terms used but not defined herein have the meanings ascribed thereto in the Trust Indenture;

NOW THEREFORE THIS SUPPLEMENTAL INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:

1.	Amendment to Article 4

(a)
Notwithstanding Article 4 of the Trust Indenture, RAB shall not be permitted to convert the Debenture, in whole or in part, into Common Shares, and the Corporation shall not give effect to any such conversion, if, after giving effect to such conversion, RAB, together with any person or company acting jointly or in concert with RAB (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion. For greater certainty, the RAB Debenture shall not be convertible by RAB, in whole or in part, into Common Shares, and the Corporation shall not give effect to any such conversion, if, after giving effect to such conversion, RAB, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Corporation.

(b)
Prior to converting the Debenture into Common Shares, RAB shall provide the Trustee with an officer's certificate stating the number of voting securities of the Corporation held by RAB and its Joint Actors as of the date provided for in the conversion form (the "Officer's Certificate").

(c)
The Trustee shall promptly forward the Officer's Certificate to the Corporation and the Corporation shall be entitled to rely on the Officer's Certificate in making any determination regarding the total issued and outstanding voting securities of the Corporation to be held by RAB and its Joint Actors after giving effect to the conversion.

(d)
The Corporation shall promptly notify the Trustee in writing in a Certificate of the Corporation of the actual principal amount of the RAB Debenture that has been converted based on the determination made by the Corporation in accordance with this Section 1, and the Trustee shall be entitled to rely conclusively on the Certificate of the Corporation regarding the principal amount of the RAB Debenture that has been converted.

(e)
The Trustee shall promptly notify the Holder of the RAB Debenture of the actual principal amount of the RAB Debenture that has been converted based on the Certificate of the Corporation delivered to the Trustee pursuant to Section 1(d) above.

2.	Amendment to RAB Debenture

The following language shall be added to the RAB Debenture:

"Notwithstanding anything contained herein to the contrary, the rights represented by this Debenture shall not be convertible by the holder, in whole or in part, into Common Shares, and the Corporation shall not give effect to any such conversion, if, after giving effect to such conversion, the holder, together with any person or company acting jointly or in concert with the holder (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Corporation which is twenty percent (20%) or greater of the total issued and outstanding voting securities of the Corporation, immediately after giving effect to such conversion. For greater certainty, the rights represented by this Debenture shall not be convertible by the holder, in whole or in part, into Common Shares, and the Corporation shall not give effect to any such conversion, if, after giving effect to such conversion, the holder, together with its Joint Actors, would be deemed to hold a number of voting securities sufficient to materially affect the control of the Corporation. Prior to exercising the rights represented by this Debenture, the holder shall provide the Trustee with an officer's certificate stating the number of voting securities of the Corporation held by the holder and its Joint Actors as of the date provided for in the conversion form (the "Officer's Certificate") and the Corporation shall be entitled to rely on the Officer's Certificate in making any determinations regarding the total issued and outstanding voting securities of the Corporation to be held by the Holder and its Joint Actors after giving effect to the conversion."

3.	Ratification of Indenture; Supplemental Indenture Part of Trust Indenture

Except as expressly amended hereby, the Trust Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

4.	Application to Assignees of RAB

(a)
If RAB transfers or assigns its beneficial interest in any portion of the RAB Debenture to any person, RAB shall, in addition to complying with Section 6.6.1 of the Trust Indenture, deliver to the Trustee and the Corporation an officer's certificate of RAB stating whether the proposed transferee is a Joint Actor of RAB (the "Officer Transfer Certificate").

(b)	Application of Amended Language in Replacement Debenture

(i)
If the Officer Transfer Certificate states that a proposed transferee is a Joint Actor of RAB, the new debenture certificate to be issued to the transferee in replacement of the RAB Debenture certificate surrendered for cancellation pursuant to Section 6.6.1 of the Trust Indenture shall contain the additional language as set out in Section 2 herein.

(ii)
If the Officer Transfer Certificate states that a proposed transferee is not a Joint Actor of RAB, the new debenture certificate to be issued to the transferee in replacement of the RAB Debenture certificate surrendered for cancellation pursuant to Section 6.6.1 of the Trust Indenture shall not contain the additional language as set out in Section 2 herein notwithstanding Section 6.6.1 of the Trust Indenture.

(c)
The Trustee and the Corporation shall be entitled to rely on the Officer Transfer Certificate in making any determination regarding whether a replacement certificate issuable to any transferee of beneficial interest in any portion of the RAB Debenture shall contain the additional language as set out in Section 2 herein.

5.	Counterparts and Formal Date

This supplemental indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument.

6.	Facsimile or Electronic Execution

This supplemental indenture may be executed by facsimile or electronic copy, each copy when so executed being deemed to be an original.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF the parties hereto have executed this supplemental indenture as of the date first written above.

APOLLO GOLD CORPORATION

By:	/s/ G. Michael Hobart
Authorized Signing Officer

I have the authority to bind the corporation.

APOLLO GOLD, INC.

By:	/s/ Donald Vagstad
Authorized Signing Officer

I have the authority to bind the corporation.

THE CANADA TRUST COMPANY

By:	/s/ Richard Morgan

By:	/s/ Kathryn T. Thorpe

We have the authority to bind the corporation.

* * * * *

ACKNOWLEDGEMENT AND AGREEMENT

The foregoing First Supplemental Indenture is hereby acknowledged, agreed to and confirmed by the undersigned.

RAB SPECIAL SITUATIONS LP, by its general partner, RAB PARTNERS LIMITED

By:	/s/ W. Philip S. Richards
Authorized Signing Officer

I have the authority to bind the corporation.

ACKNOWLEDGEMENT AND CONSENT

The foregoing First Supplemental Indenture is hereby acknowledged and consented to by the undersigned.

REGENT MERCANTILE BANCORP INC.

By:	/s/ Jay Jaski
Authorized Signing Officer

I have the authority to bind the corporation